UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2021

CROWN ELECTROKINETICS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39924	47-5423944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1110 NE Circle Blvd., Corvallis, OR	97330
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 674-3612

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CRKN	The NASDAQ Capital Market

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 11, 2021, the Board of Directors of Crown Electrokinetics Corp., a Delaware corporation (the “Company”) approved a change in the Company’s fiscal year from the twelve months beginning April 1 and ending March 31 to the twelve months beginning January 1 and ending December 31. The Company will file a transition report on Form 10-K for the period beginning April 1, 2021 and ending December 31, 2021 in accordance with Securities and Exchange Commission rules and regulations. The Company’s first full fiscal year resulting from the change will be the year ended December 31, 2022 and all subsequent fiscal years for the Company will be from January 1 to December 31.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2021

CROWN ELECTROKINETICS CORP.

By:	/s/ Doug Croxall
Name: Doug Croxall
Title: Chief Executive Officer